UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
                         Series 1996-2 and Series 1996-3
                             (Issuer of Securities)


                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                       (formerly known as "Chemical Bank")
                             (Sponsor of the Trust)

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


United States                       033-94190              13-4994650
------------------------------      --------------         ---------------------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


1111 Polaris Parkway Columbus, Ohio                  43240
------------------------------------------           ------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (800) 992-7169


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended (the "Pooling and Servicing Agreement"). The parties to the Pooling and Servicing Agreement are JPMorgan Chase Bank, National Association (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996, Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) ("Chase USA"), as transferor on and after June 1, 1996, and as servicer, and The Bank of New York, as trustee.

On or about December 15, 2005, Chase USA, as servicer, distributed monthly payments to the holders of the Series 1996-2 and Series 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Monthly Reports with respect to the December 15, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE BANK USA, NATIONAL ASSOCIATION,
                                           as Servicer


                                           By: /s/ Patricia M. Garvey
                                               ---------------------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President
                                               Date:  December 15, 2005

                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

99.1 Monthly Reports with respect to the distribution to certificateholders on December 15, 2005.